UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

ANNUAL REPORT	SEPTEMBER 30, 2023

Investment Adviser: SouthernSun Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port (Form N-Q for filings prior to March 31, 2020) within sixty days after period end. The Funds’ Form N-Q and Form N-Port reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023 (UNAUDITED)

SHAREHOLDER LETTER

Dear Fellow Shareholders,

Follow the data…Trust the data…Follow the science…Trust the science…You do the math. To quote G.K. Chesterton, “Unfortunately science is only splendid when it is science. When science becomes religion, it becomes superstition.”

Are we no longer supposed to ask the basic questions we were encouraged to ask in grade school, who, what, when, where, how and why? What data are we talking about that we are supposed to trust? Where did it come from? Who collected the data and how did they go about it? When was it collected and under what conditions (context)? Why is it being collected, relevant, and/or useful? We believe these are all legitimate questions to ask when approaching the analytical process with any degree of integrity. It is disappointing to say the least, but not unexpected, that those who are committed to honest inquiry are many times ignored or vilified for not “trusting the data” like the rest of the herd. For example, is it possible that post pandemic, once reliable data sets have been compromised? One need look no further than the Bureau of Economic Analysis’s recent downward revision for the last 3 years of economic data - suggesting that inflation has been higher, whilst growth and income were weaker, with Fed spending replacing the consumer as $1.1T vanished from savings.

Dr. Iain McGilchrist, author of “The Master and His Emissary” and “The Matter with Things”, recently suggested that “we are beset by a tyranny of literal-mindedness – affecting our capacity to understand metaphors, humor, and irony, which increasingly are being driven out of public converse and out of our lives.”

In a world filled with deep divides and contradictions, it is challenging to remain focused on the fundamentals. Countervailing data could currently include mortgage rates and housing starts, credit card debt and savings rates, the confusion amongst “experts” regarding debt, deficits, recession, depression, inflation, stagflation, deflation, interest rates, the future use of fossil fuels vs. alternative energy, CO2/net zero, and the somewhat bizarre actions and reactions in both hard and soft commodities. Further, consider that cash now earns more than the S&P 500 earnings yield by the largest margin in 23 years, the ratio of U.S. Small Caps to U.S. Large Caps is at its lowest level since January 2001 (total price return), and the valuation gap between the S&P 500 Top 7 and the equal weighted index is the largest since the Dotcom bubble. Losses on bank balance sheets are at or near historic highs and smaller banks hold over 70% of commercial real estate loans ($2T worth of loans with $1.5T set to be refinanced by 2025). The list could go on, but you get our point - lots of noise, not to mention a U.S. presidential election ahead with a backdrop of wars in Ukraine and the Middle East.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023 (UNAUDITED)

Some suggest this environment looks like the late 70’s/early 80’s; others point to the early 2000’s dotcom bubble or the 2008 global financial crisis as a guide to what will be next. The binary choices seem to be a violent downward move or a violent upward move in the equity markets on the heels of what has been a historic ride in the bond market, but as is always the case, time will tell.

At SouthernSun we do not obsess over speed, or put another way, we are generally not in a hurry (although we believe that our thoroughness coupled with the flexibility of our internal structure allows us to move quickly when required) – it is one of the qualities encoded in our firm’s culture and process. For the SouthernSun investment team, the clarity with which we articulate what we don’t know and what we can’t know are as important as determining what information is relevant to what we do know and why we think we know it.

Throughout our firm’s history we have consistently relied on our portfolio business leaders to paint a picture of the economic environment they are confronting; but our collective experience demands we recognize that they too can be fooled by noise and false signals. Thus, we try to continually educate ourselves about the broader marketplace through industry trade shows and periodicals to avoid simply reading tea leaves. However, one of the benefits of such confusion and dislocation in the broader marketplace is that it offers improved conditions for our team to sort the wheat from the chaff whilst positioning our portfolios to produce meaningful returns for the long term.

FUND UPDATE

The SouthernSun Small Cap Fund (Class N) returned approximately 13.88% versus the Russell 2000®, which returned 8.93% and the Russell 2000® Value, which returned 7.84%, over the same period. The Fund has continued to outperform both indexes on a since inception basis. Please note that this Fund has multiple share classes.

The SouthernSun U.S. Equity Fund (Class N) returned approximately 17.46% versus the Russell 2500™, which returned 11.28% and the Russell 2500™ Value, which returned 11.34% over the same period. Please note that this Fund has multiple share classes.

Enerpac Tool Group Corp (EPAC) was the leading contributor in the Small Cap Fund on an absolute basis over the trailing twelve months. EPAC serves a broad and diverse set of customers as a global leader in high pressure hydraulic tools, controlled force products, and solutions for precise positioning of heavy loads. The company’s fiscal year ended on August 31, 2023. For the full year, they reported $598 million in net

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023 (UNAUDITED)

sales, a 4.7% increase from the previous year. Enerpac also expanded EBITDA margins from 8.8% in 2022 to 16.5% in 2023. At their last Investor Day the company shared long-term financial targets including organic sales growth of 6-7% CAGR over the Fiscal 2023-2026 period and 25% Adjusted EBITDA margins at the end of Fiscal 2024. We have met with the new leadership team led by CEO Paul Sternlieb multiple times and believe them to be rightly-fitted to achieve these objectives and drive shareholder value in coming years.

Univar Solutions Inc. (UNVR), was the leading contributor in the U.S. Equity Fund on an absolute basis over the trailing twelve months. We exited UNVR in the second quarter of 2023 because they were being acquired by Apollo Funds in an all-cash transaction in a deal that was originally announced on March 14, 2023. We have been very pleased with the improvements that management made to the business since we initiated the position: management successfully integrated a large acquisition (Nexeo); materially improved operating margins; reduced leverage and, the company was focused on continued growth. In our opinion, our thesis played out as we expected, and even though the returns for the portfolio have been quite positive, we were disappointed by the transaction price because we believe that continued execution could have led to even more value creation for shareholders. We continued to hold UNVR after the announcement because we believed that there was only a small risk that the deal would fall apart, and we believed that there was a possibility that another interested buyer could emerge. After other shareholders voted to approve the deal, we chose to exit.

Armstrong World Industries, Inc. (AWI) was the leading detractor in the Small Cap Fund on an absolute basis over the trailing twelve months. AWI owns the leading position in the commercial ceiling tile and grid business in the U.S. The company has a relatively diverse end market revenue mix, approximately equal weighted across repair and remodel, major renovation, and new construction markets, and also diversified by industry vertical including office, education, healthcare, et al. AWI’s sales and margins have been resilient in recent quarters. However, the outlook for commercial construction end markets has been negatively impacted by a sharp rise in interest rates, and demand in the office market has contracted due to lower occupancy rates. We continue to believe AWI is well positioned to navigate this dynamic demand environment with its leading market position, diversity of industry verticals served, strong balance sheet, and experienced management team. We also believe the valuation gives long-term investors an attractive risk/reward opportunity.

Westrock Company (WRK), was the leading detractor in the U.S. Equity Fund on an absolute basis over the trailing twelve months, and we exited our position in May of 2023. Westrock is a leading producer of packaging and paper with a broad portfolio of corrugated and consumer packaging, product displays and kraft paper with operations

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023 (UNAUDITED)

based in the U.S. and Latin America. Westrock has grown primarily through acquisitions, and debt levels have crept up over time. In March of 2021, a new management team came onboard, and they have been working to improve returns on capital by shutting down older mills and installing new, more efficient machines for products going into growing markets. Several competitors have announced they will be adding capacity in the next few years by converting old newsprint facilities to kraft paper and corrugated production. While management has shown resolve in taking aggressive actions to improve Westrock’s return profile, we believe that current market conditions will make it difficult for them to earn long-term returns that meet our objective. We decided to reallocate the capital to other businesses that we believe have much better return profiles than Westrock.

In the SouthernSun Small Cap Fund, over the trailing one-year, we fully exited three names: Clean Harbors, Inc. (CLH), Crane NXT, Co. (CXT), and Univar Solutions Inc. (UNVR). We initiated three new positions: Live Oak Bancshares, Inc. (LOB), Boot Barn Holdings, Inc. (BOOT) and Louisiana-Pacific Corporation (LPX).

In the SouthernSun U.S. Equity Fund, over the trailing one-year, we fully exited five names: Western Union Company (WU), Clean Harbors, Inc. (CLH), Crane NXT, Co. (CXT), WestRock Company (WRK), Univar Solutions (UNVR). We initiated five new positions Boot Barn Holdings, Inc. (BOOT), Louisiana-Pacific Corp. (LPX), MGP Ingredients, Inc. (MGPI), U.S. Physical Therapy Inc. (USPH), and Belden Inc. (BDC).

Thank you for your trust in SouthernSun. We look forward to writing to you again in the new year.

As always,

Michael Cook	Phillip Cook
CEO and Co-Chief Investment Officer	Co-Chief Investment Officer and
SouthernSun Asset Management	Principal
SouthernSun Asset Management

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023 (UNAUDITED)

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

DEFINITION OF THE COMPARATIVE INDICES

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SMALL CAP FUND SEPTEMBER 30, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the SouthernSun Small Cap Fund, Class N Shares versus the Russell 2000® Index and Russell 2000® Value Index

Average Annual Total Return for the Year Ended September 30, 2023(1)

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Annualized Inception to Date
SouthernSun Small Cap Fund, Class N Shares	13.88%	16.91%	7.98%	5.84%	9.72%
SouthernSun Small Cap Fund, Class I Shares †	14.13%	17.20%	8.25%	6.10%	11.75%
Russell 2000® Index	8.93%	7.16%	2.40%	6.65%	7.99%
Russell 2000® Value Index	7.84%	13.32%	2.59%	6.19%	7.57%

(1) On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund. Inception date of the Small Cap Predecessor Fund’s Class N and Class I was October 1, 2003 and September 30, 2009, respectively.

† The graph is based on Class N Shares only. Performance for Class I Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS U.S. EQUITY FUND SEPTEMBER 30, 2023 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the SouthernSun U.S. Equity Fund, Class N Shares versus the Russell 2500® Index and Russell 2500® Value Index

Average Annual Total Return for the Year Ended September 30, 2023(1)

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Annualized Inception to Date
SouthernSun U.S. Equity Fund, Class N Shares	17.46%	17.46%	7.83%	5.81%	8.31%
SouthernSun U.S. Equity Fund, Class I Shares †	17.77%	17.77%	8.10%	6.08%	8.58%
Russell 2500® Index	11.28%	8.39%	4.55%	7.90%	9.90%
Russell 2500® Value Index	11.34%	13.32%	3.99%	6.95%	9.01%

(1) On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund. Inception date of the U.S. Equity Predecessor Fund was April 10, 2012.

† The graph is based on Class N Shares only. Performance for Class I Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 96.3%

	Shares	Value

CONSUMER DISCRETIONARY — 24.2%

Boot Barn Holdings *	171,921	$13,958,266

Dorman Products *	159,242	12,064,174

Malibu Boats, Cl A *	198,161	9,713,852

Murphy USA	54,112	18,491,694

Polaris	132,193	13,766,579

Thor Industries	116,764	11,107,759

		79,102,324

CONSUMER STAPLES — 17.0%

Boston Beer, Cl A *	42,940	16,726,419

Darling Ingredients *	409,791	21,391,090

MGP Ingredients	166,471	17,559,361

		55,676,870

FINANCIALS — 4.2%

Live Oak Bancshares	468,009	13,548,861

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2023

COMMON STOCK** — (continued)

	Shares	Value

HEALTH CARE — 4.8%

US Physical Therapy	170,969	$15,682,986

INDUSTRIALS — 30.2%

AGCO	134,543	15,913,746

Armstrong World Industries	183,150	13,186,800

Brink’s	205,680	14,940,595

Dycom Industries *	227,681	20,263,609

Enerpac Tool Group, Cl A	743,655	19,654,802

Timken	200,990	14,770,755

		98,730,307

INFORMATION TECHNOLOGY — 5.5%

Belden	187,093	18,063,829

MATERIALS — 10.4%

Ingevity *	284,456	13,542,950

Louisiana-Pacific	177,571	9,814,349

Stepan	141,573	10,613,728

		33,971,027

TOTAL COMMON STOCK (Cost $285,549,359)		314,776,204

TOTAL INVESTMENTS — 96.3% (Cost $285,549,359)		$314,776,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2023

Percentages are based on Net Assets of $326,994,755.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

As of September 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 92.7%

	Shares	Value

CONSUMER DISCRETIONARY — 18.8%

Boot Barn Holdings *	28,145	$2,285,092

Floor & Decor Holdings, Cl A *	2,536	229,508

Murphy USA	7,646	2,612,868

Polaris	18,457	1,922,112

Thor Industries	16,591	1,578,302

		8,627,882

CONSUMER STAPLES — 16.5%

Boston Beer, Cl A *	6,485	2,526,102

Darling Ingredients *	56,201	2,933,692

MGP Ingredients	20,362	2,147,784

		7,607,578

HEALTH CARE — 4.4%

US Physical Therapy	22,095	2,026,774

INDUSTRIALS — 41.4%

AGCO	18,443	2,181,438

Armstrong World Industries	26,863	1,934,136

Brink’s	28,444	2,066,172

Broadridge Financial Solutions	16,708	2,991,568

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND SEPTEMBER 30, 2023

COMMON STOCK** — (continued)

	Shares	Value

INDUSTRIALS — (continued)

Dycom Industries *	29,500	$2,625,500

IDEX	5,512	1,146,606

Timken	27,516	2,022,151

Trex *	19,567	1,205,914

Watsco	7,612	2,875,205

		19,048,690

INFORMATION TECHNOLOGY — 3.5%

Belden	16,757	1,617,888

MATERIALS — 8.1%

Ingevity *	41,178	1,960,484

Louisiana-Pacific	32,280	1,784,116

		3,744,600

TOTAL COMMON STOCK (Cost $35,273,074)		42,673,412

TOTAL INVESTMENTS — 92.7% (Cost $35,273,074)		$42,673,412

Percentages are based on Net Assets of $46,017,915.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

As of September 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund

Assets:
Investments, at Value (Cost $285,549,359 and $35,273,074)	$314,776,204	$42,673,412
Cash	12,507,427	3,065,700
Receivable for Capital Shares Sold	326,900	327,584
Dividend and Interest Receivable	49,942	26,822
Other Prepaid Expenses	18,612	9,892

Total Assets	327,679,085	46,103,410

Liabilities:
Payable for Capital Shares Redeemed	241,215	16,152
Payable to Investment Adviser	225,230	19,509
Shareholder Servicing Fees Payable	71,083	10,643
Payable for Audit Fees	55,185	6,975
Payable to Administrator	28,689	3,689
Distribution Fees Payable, Class N Shares	11,025	661
Chief Compliance Officer Fees	2,047	259
Payable to Trustees	120	15
Other Accrued Expenses and Other Payables	49,736	27,592

Total Liabilities	684,330	85,495

Commitments and Contingences†

Net Assets	$326,994,755	$46,017,915

Net Assets Consist of:
Paid-in Capital	$266,771,523	$34,292,187
Total Distributable Earnings	60,223,232	11,725,728

Net Assets	$326,994,755	$46,017,915

Class N Shares:
Net Assets	$36,077,369	$3,540,980
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,302,594	250,024

Net Asset Value, Offering and Redemption Price Per Share	$27.70	$14.16

Class I Shares:
Net Assets	$290,917,386	$42,476,935
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	10,182,484	3,004,280

Net Asset Value, Offering and Redemption Price Per Share	$28.57	$14.14

† See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS FOR THE YEAR ENDED SEPTEMBER 30, 2023

STATEMENTS OF OPERATIONS

	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund

Investment Income:
Dividends	$3,163,394	$538,743
Interest	523,073	130,715

Total Investment Income	3,686,467	669,458

Expenses:
Investment Advisory Fees	2,757,857	335,749
Administration Fees	353,954	43,411
Shareholder Servicing Fees	498,401	15,627
Distribution Fees, Class N Shares	94,978	9,200
Legal Fees	74,818	8,940
Registration and Filing Fees	68,802	37,608
Transfer Agent Fees	66,320	49,721
Audit Fees	57,372	7,227
Printing Fees	41,219	4,779
Trustees’ Fees	25,931	3,189
Custodian Fees	5,644	1,221
Chief Compliance Officer Fees	5,452	1,861
Other Expenses	31,284	7,263

Total Expenses	4,082,032	525,796

Less:
Waiver of Investment Advisory Fees	–	(28,634)

Net Expenses	4,082,032	497,162

Net Investment Income (Loss)	(395,565)	172,296

Net Realized Gain (Loss) on:
Investments	35,902,045	5,377,454

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,235,093	1,288,500

Net Realized and Unrealized Gain	40,137,138	6,665,954

Net Increase in Net Assets Resulting from Operations	$39,741,573	$6,838,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net Investment Income (Loss)	$(395,565)	$(651,234)
Net Realized Gain (Loss)	35,902,045	30,811,184
Net Change in Unrealized Appreciation (Depreciation)	4,235,093	(42,747,382)

Net Increase (Decrease) in Net Assets Resulting From Operations	39,741,573	(12,587,432)

Distributions:
Class N Shares	(3,055,630)	(4,430,575)
Class I Shares	(26,997,456)	(29,174,062)

Total Distributions	(30,053,086)	(33,604,637)

Capital Share Transactions:

Class N Shares
Issued	5,295,934	1,936,923
Reinvestment of Distributions	3,009,292	4,367,161
Redeemed	(8,740,429)	(6,978,946)

Net Class N Shares Transactions	(435,203)	(674,862)

Class I Shares
Issued	109,568,132	61,794,126
Reinvestment of Distributions	26,807,148	27,769,404
Redeemed	(106,890,715)	(51,248,342)

Net Class I Shares Transactions	29,484,565	38,315,188

Net Increase in Net Assets From Capital Share Transactions	29,049,362	37,640,326

Total Increase (Decrease) in Net Assets	38,737,849	(8,551,743)

Net Assets:
Beginning of Year	288,256,906	296,808,649

End of Year	$326,994,755	$288,256,906

Shares Transactions:

Class N Shares
Issued	185,962	66,641
Reinvestment of Distributions	111,332	151,827
Redeemed	(296,046)	(238,416)

Total Class N Shares Transactions	1,248	(19,948)

Class I Shares
Issued	3,611,977	2,062,156
Reinvestment of Distributions	963,246	939,625
Redeemed	(3,681,587)	(1,739,780)

Total Class I Shares Transactions	893,636	1,262,001

Net Increase in Shares Outstanding From Share Transactions	894,884	1,242,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net Investment Income (Loss)	$172,296	$117,862
Net Realized Gain (Loss)	5,377,454	7,120,442
Net Change in Unrealized Appreciation (Depreciation)	1,288,500	(8,712,561)

Net Increase (Decrease) in Net Assets Resulting From Operations	6,838,250	(1,474,257)

Distributions:
Class N Shares	(599,304)	(648,937)
Class I Shares	(6,364,004)	(5,631,422)

Total Distributions	(6,963,308)	(6,280,359)

Capital Share Transactions:

Class N Shares
Issued	329,306	88,729
Reinvestment of Distributions	589,580	640,109
Redeemed	(884,380)	(1,427,055)

Net Class N Shares Transactions	34,506	(698,217)

Class I Shares
Issued	5,620,941	2,805,099
Reinvestment of Distributions	6,150,187	5,427,345
Redeemed	(5,627,583)	(7,528,913)

Net Class I Shares Transactions	6,143,545	703,531

Net Increase in Net Assets From Capital Share Transactions	6,178,051	5,314

Total Increase (Decrease) in Net Assets	6,052,993	(7,749,302)

Net Assets:
Beginning of Year	39,964,922	47,714,224

End of Year	$46,017,915	$39,964,922

Shares Transactions:

Class N Shares
Issued	22,140	5,552
Reinvestment of Distributions	45,357	41,223
Redeemed	(63,028)	(91,760)

Total Class N Shares Transactions	4,469	(44,985)

Class I Shares
Issued	384,046	180,619
Reinvestment of Distributions	474,959	350,490
Redeemed	(399,925)	(480,728)

Total Class I Shares Transactions	459,080	50,381

Net Increase in Shares Outstanding From Share Transactions	463,549	5,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class N Shares

	Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021^		Year Ended September 30, 2020		Year Ended September 30, 2019

Net Asset Value, Beginning of Year	$26.60		$31.13	$21.28		$22.59		$25.59

Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	(0.10)		(0.13)	0.01		(0.01	)(1)	0.00	(1)(2)
Net Realized and Unrealized Gain (Loss)	3.73		(0.96)	9.90		(0.02)		(2.10)

Total from Investment Operations	3.63		(1.09)	9.91		(0.03)		(2.10)

Dividends and Distributions:
Net Investment Income	—		(0.01)	—		(0.01)		—
Net Realized Gains	(2.53)		(3.43)	(0.06)		(1.27)		(0.90)

Total Dividends and Distributions	(2.53)		(3.44)	(0.06)		(1.28)		(0.90)

Net Asset Value, End of Year	$27.70		$26.60	$31.13		$21.28		$22.59

Total Return	13.88%	†	(4.31)%†	46.63%	†	(0.72	)%(1)(3)	(7.46	)%(1)(3)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$36,078		$34,619	$41,132		$31,784		$40,279
Ratio of Net Expenses to Average Net Assets	1.33%		1.30%	1.25%		1.25%		1.24%(4)
Ratio of Gross Expenses to Average Net Assets(5)	1.33%		1.31%	1.30%		1.25%		1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%		(0.43)%	0.05%		(0.05)%(1)		0.02%(1)
Portfolio Turnover Rate	40%		37%	45%		25%		29%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	Less than $0.005 per share.
(3)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(4)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended 2019.
(5)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class I Shares

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019

Net Asset Value, Beginning of Year	$27.31	$31.85	$21.73	$23.04	$26.02

Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	(0.02)	(0.05)	0.10	0.04 (1)	0.06(1)
Net Realized and Unrealized Gain (Loss)	3.81	(0.98)	10.10	(0.01)	(2.14)

Total from Investment Operations	3.79	(1.03)	10.20	0.03	(2.08)

Dividends and Distributions:
Net Investment Income	—	(0.08)	(0.02)	(0.07)	—
Net Realized Gains	(2.53)	(3.43)	(0.06)	(1.27)	(0.90)

Total Dividends and Distributions	(2.53)	(3.51)	(0.08)	(1.34)	(0.90)

Net Asset Value, End of Year	$28.57	$27.31	$31.85	$21.73	$23.04

Total Return	14.13%†	(4.04)%†	47.00%†	(0.45)%(1) (2)	(7.25)%(1)(2)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$290,917	$253,638	$255,677	$136,123	$104,143
Ratio of Net Expenses to Average Net Assets	1.08%	1.05%	1.00%	1.00%	0.99%(3)
Ratio of Gross Expenses to Average Net Assets(4)	1.08%	1.06%	1.04%	1.00%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	(0.18)%	0.31%	0.20%(1)	0.27%(1)
Portfolio Turnover Rate	40%	37%	45%	25%	29%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(3)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(4)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class N Shares

	Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019

Net Asset Value, Beginning of Year	$14.37		$17.18	$11.98	$11.90	$14.40

Income (Loss) from Investment Operations:
Net Investment Income*	0.02		0.01	0.09	0.07 (1)	0.07	(1)
Net Realized and Unrealized Gain (Loss)	2.26		(0.56)	5.17	0.14	(1.85)

Total from Investment Operations	2.28		(0.55)	5.26	0.21	(1.78)

Dividends and Distributions:
Net Investment Income	(0.04)		(0.08)	(0.06)	(0.13)	(0.05)
Net Realized Gains	(2.45)		(2.18)	—	—	(0.67)

Total Dividends and Distributions	(2.49)		(2.26)	(0.06)	(0.13)	(0.72)

Net Asset Value, End of Year	$14.16		$14.37	$17.18	$11.98	$11.90

Total Return	17.46	%†	(4.15)%†	43.95%†	1.64%(1)(2)	(11.50	)%(1)(2)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$3,541		$3,528	$4,991	$4,588	$7,206
Ratio of Net Expenses to Average Net Assets	1.34%		1.34%	1.33%	1.32%(3)	1.19%(3)
Ratio of Gross Expenses to Average Net Assets(4)	1.40%		1.50%	1.49%	1.37%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.16%		0.03%	0.52%	0.60%(1)	0.58%(1)
Portfolio Turnover Rate	39%		27%	36%	11%	18%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

(3)	Includes reduction from broker recapture amounting to 0.02% and 0.06% for the fiscal years ended 2020 and 2019, respectively.
(4)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class I Shares

	Year Ended September 30, 2023		Year Ended September 30, 2022		Year Ended September 30, 2021^		Year Ended September 30, 2020		Year Ended September 30, 2019

Net Asset Value, Beginning of Year	$14.32		$17.12		$11.94		$11.86		$14.44

Income (Loss) from Investment Operations:
Net Investment Income*	0.06		0.04		0.12		0.10	(1)	0.10	(1)
Net Realized and Unrealized Gain (Loss)	2.25		(0.54)		5.15		0.13		(1.87)

Total from Investment Operations	2.31		(0.50)		5.27		0.23		(1.77)

Dividends and Distributions:
Net Investment Income	(0.04)		(0.12)		(0.09)		(0.15)		(0.14)
Net Realized Gains	(2.45)		(2.18)		—		—		(0.67)

Total Dividends and Distributions	(2.49)		(2.30)		(0.09)		(0.15)		(0.81)

Net Asset Value, End of Year	$14.14		$14.32		$17.12		$11.94		$11.86

Total Return	17.77%	†	(3.88	)%†	44.29	%†	1.86%	(1)(2)	(11.27)%	(1)(2)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$42,47	7	$36,43	7	$42,72	3	$34,67	2	$79,81	3
Ratio of Net Expenses to Average Net Assets	1.09%		1.09%		1.08%		1.07%(3)		0.94%(3)
Ratio of Gross Expenses to Average Net Assets(4)	1.15%		1.25%		1.24%		1.12%		1.00%
Ratio of Net Investment Income to Average Net Assets	0.41%		0.28%		0.76%		0.85%(1)		0.81%(1)
Portfolio Turnover Rate	39%		27%		36%		11%		18%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(3)	Includes reduction from broker recapture amounting to 0.02% and 0.06%, for the fiscal years ended 2020 and 2019, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

(4)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 66 funds. The financial statements herein are those of the SouthernSun Small Cap Fund (the “Small Cap Fund”) and the SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”) (collectively, the “Funds”). The investment objective of each of the Funds is to seek to provide long-term capital appreciation. The Funds are classified as a non-diversified investment company. SouthernSun Asset Management, LLC (the “Adviser”) serves as each Funds’ investment adviser. The Funds currently offer Class N and Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I Shares. Effective May 31, 2019, U.S. Equity Fund Class C Shares were converted to Class N Shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Small Cap Fund and the U.S. Equity Fund operated as AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) and the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) and, together with the Small Cap Predecessor Fund (the “Predecessor Funds”). On January 28, 2021, the shareholders of the Predecessor Funds approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds on February 16, 2021 in a tax-free transaction. Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to February 16, 2021.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2023, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If a shareholder owns Fund shares on a Fund’s record date, the shareholder will be entitled to receive the distribution.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2023, the Small Cap Fund and the U.S. Equity Fund paid $353,954 and $43,411 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Class N Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average daily net assets attributable to Class N Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of both Class N Shares and Class I Shares of the Funds will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. These fees are disclosed on the Statements of Operations as Shareholder Servicing Fees. For the year ended September 30, 2023, the Small Cap Fund and the U.S. Equity Fund paid $498,401 and $15,627 for these services, respectively.

Brown Brother Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. For the year ended September 30, 2023, the Small Cap Fund and the U.S. Equity Fund paid $5,644 and $1,221 for these services, respectively.

Apex serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. For the year ended September 30, 2023, the Small Cap Fund and the U.S. Equity Fund paid $66,320 and $49,721 for these services, respectively.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Small Cap Fund and the U.S. Equity Fund at a fee calculated at an annual rate of 0.75% of each Fund’s average daily net assets.

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

operating expenses (excluding distribution and/or service (12b-1) fees, interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) for Class N and Class I Shares from exceeding certain levels as set forth below until January 31, 2024. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2024. In addition, the Advisor may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. During the year ended September 30, 2023, the Funds did not recoup any previously waived fees.

Accordingly, the contractual expense limitations for the Small Cap Fund and the U.S. Equity Fund are 1.25% and 1.09%, respectively.

At September 30, 2023, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	Expiring 2024	Expiring 2025	Expiring 2026

Small Cap Fund	$ 114,761	$ 51,614	$ —

U.S. Equity Fund	46,735	73,696	28,634

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

6. Investment Transactions:

For the year ended September 30, 2023, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments, were as follows:

	Small Cap Fund	U.S. Equity Fund

Purchases

U.S. Government	$—	$—

Other	141,886,661	16,177,223

Sales

U.S. Government	$—	$—

Other	138,222,161	16,788,453

For the year ended September 30, 2023, there were no purchases and sales of long-term U.S. Government securities by the Funds.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the difference arises. During the year ended September 30, 2023, there were no permanent differences charged or credited to distributable earnings or paid-in-capital of the Funds.

The tax character of dividends and distributions declared during the years ended September 30, 2023 and September 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Fund
2023	$—	$30,053,086	$30,053,086
2022	3,637,510	29,967,127	33,604,637
U.S. Equity Fund
2023	665,994	6,297,314	6,963,308

2022	346,375	5,933,984	6,280,359

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Small Cap Fund	U.S. Equity Fund

Undistributed Ordinary Income	$409,698	$458,865

Undistributed Long-Term Capital Gains	33,382,455	4,193,502

Late-Year Loss Deferral	(321,626)	–

Unrealized Appreciation	26,752,654	7,073,356

Other Temporary Differences	51	5

Net Distributable Earnings	$60,223,232	$11,725,728

Qualified late-year loss deferral represents ordinary losses realized from January 1, 2023 through September 30, 2023, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having risen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for investments held by Funds at September 30, 2023, were as follows:

	Federal Tax Cost*	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Fund	$288,023,550	$47,737,011	$(20,984,357)	$26,752,654
U.S. Equity Fund	35,600,056	8,613,504	(1,540,148)	7,073,356

* Federal tax cost is different from book cost primarily due to deferral of wash sale losses.

8. Concentration of Risks:

As with all mutual funds, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

FOCUSED INVESTMENT RISK (Small Cap Fund and U.S. Equity Fund) — A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

FOREIGN COMPANY RISK (Small Cap Fund) — Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic,

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

LIQUIDITY RISK (Small Cap Fund and U.S. Equity Fund) — Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK (Small Cap Fund and U.S. Equity Fund) — The market price of securities and other investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

MANAGEMENT RISK (Small Cap Fund and U.S. Equity Fund) — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

SMALL-CAPITALIZATION COMPANIES RISK (Small Cap Fund and U.S. Equity Fund) — The risk that small-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. Small-capitalization stocks may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANIES RISK (U.S. Equity Fund) — The risk that mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. Mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

NON-DIVERSIFIED FUND RISK (Small Cap Fund and U.S. Equity Fund) — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

SECTOR EMPHASIS RISK (Small Cap Fund and U.S. Equity Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

INDUSTRIAL SECTORS RISK (Small Cap Fund and U.S. Equity Fund) — A Fund that focuses in the industrials sector may be subject to greater risks than a portfolio without such a focus. The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. A Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/ or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

VALUE STYLE RISK (Small Cap Fund and U.S. Equity Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

9. Concentration of Shareholders:

At September 30, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership

Small Cap Fund, Class N Shares	2	79%

Small Cap Fund, Class I Shares	2	81%

U.S. Equity Fund, Class N Shares	3	70%

U.S. Equity Fund, Class I Shares	4	58%

10. Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023, and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 22, 2023

We have served as the auditor of one or more investment companies in SouthernSun Asset Management LLC or its predecessor since 2014.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, PA 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3 Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.

4 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (866) 392-2626. The following chart lists Trustees and Officers as of September 30, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3] (continued)
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3 Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)

Chief Compliance Officer and Global Head of Anti- Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2023 to September 30, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Paid
	4/01/23	9/30/23	Expense Ratios	During Period*

Small Cap Fund - Class N Shares

Actual Fund Return	$1,000.00	$990.30	1.33%	$6.64

Hypothetical 5% Return	1,000.00	1,018.40	1.33	6.73

Small Cap Fund - Class I Shares

Actual Fund Return	$1,000.00	$991.70	1.08%	$5.39

Hypothetical 5% Return	1,000.00	1,019.65	1.08	5.47

U.S. Equity Fund - Class N Shares

Actual Fund Return	$1,000.00	$1,041.90	1.34%	$6.86

Hypothetical 5% Return	1,000.00	1,018.35	1.34	6.78

U.S. Equity Fund - Class I Shares

Actual Fund Return	$1,000.00	$1,042.80	1.09%	$5.58

Hypothetical 5% Return	1,000.00	1,019.60	1.09	5.52

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13-14, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fee to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a September 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2023, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gains Distribution	Ordinary Income Distribution	Total Distribution	Dividends Qualifying for Corporate Dividends Received Deduction(1)

Small Cap Fund	100.00%	0.00%	100.00%	0.00%

U.S. Equity Fund	90.44%	9.56%	100.00%	87.92%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)

Small Cap Fund	0.00%	0.00%	0.00%	100.00%

U.S. Equity Fund	87.92%	0.00%	0.00%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2023

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

NOTE

NOTE

SouthernSun Funds

P.O. Box 588

Portland, ME 04112

(866) 392-2626

Investment Adviser:

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 800

Memphis, TN 38103

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

SAM-AR-001-0300

(b) Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)	$742,366	None	None		$682,615		None	None

(b)	Audit-Related Fees	None	None	None		None		None	None

(c)	Tax Fees	None	None	$35,000	(2)	$88,500	(4)	None	$57,000	(2)

(d)	All Other Fees	None	None	None		None		None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)	$138,710		None	None	$133,360		None	None

(b)	Audit-Related Fees	None		None	None	None		None	None

(c)	Tax Fees	$20,850	(3)	None	None	$6,650	(3)	None	None

(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2023			FYE September 30, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None

(b)	Audit-Related Fees	None	None	None	None	None	None

(c)	Tax Fees	None	None	None	None	None	None

(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $35,000 and $57,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $20,850 and $6,650 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1)	A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b)	Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 8, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger, Treasurer, Controller, and CFO
Date: December 8, 2023